UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2018

DESTINATION MATERNITY CORPORATION

(Exact name of Registrant as specified in Charter)

Delaware	0-21196	13-3045573
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

232 Strawbridge Drive

Moorestown, NJ 08057

(Address of Principal Executive Offices)

(856) 291-9700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 – Submission of Matters to a Vote of Security Holders.

On May 23, 2018, Destination Maternity Corporation (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”) in Moorestown, New Jersey. As of April 11, 2018, the record date for the Annual Meeting, there were a total of 14,677,265 shares of common stock of the Company (“Common Stock”) outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 12,211,654 shares of Common Stock were represented in person or by proxy and, therefore, a quorum was present.

The stockholders of the Company voted on the following items at the Annual Meeting:

(1) The election of four directors for a term expiring at the 2019 Annual Meeting of Stockholders of the Company;

(2) The ratification of the appointment of KPMG LLP as the Company’s independent registered public accountants for the fiscal year ending February 2, 2019;

(3) The approval, by non-binding advisory vote, of executive compensation; and

(4) The approval of a proposal to repeal each provision of, or amendment to, the Company’s bylaws adopted without the approval of the Company’s stockholders subsequent to December 22, 2016, and up to and including the conclusion of the Annual Meeting.

Set forth below are the proposals voted upon at the Annual Meeting, and the final voting results as certified by the independent inspector of elections, American Election Services, LLC.

The totaling of the votes cast for each proposal were as follows:

Proposal 1 – Election of Directors

The Company’s Nominees

	For	Withhold	Broker Non-Votes
Barry Erdos	4,567,466	710,600	6,751
Melissa Payner-Gregor	4,576,601	701,465	6,751
Peter P. Longo	5,389,087	174,525	6,751
Pierre-André Mestre	5,389,058	174,554	6,751

Nathan G. Miller’s Nominees

	For	Withhold	Broker Non-Votes
Holly A. Alden	6,097,657	543,635	6,751
Christopher B. Morgan	6,117,346	523,946	6,751
Marla A. Ryan	6,923,200	3,638	6,751
Anne-Charlotte Windal	6,527,718	399,120	6,751

The total number of broker non-votes with respect to Proposal 1 was 6,751.

Based on the votes set forth above, the directors elected at the Annual Meeting are: Holly A. Alden, Christopher B. Morgan, Marla A. Ryan and Anne-Charlotte Windal.

Proposal 2 – Ratify the Appointment of the Independent Registered Public Accounting Firm

The proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accountants for the fiscal year ending February 2, 2019 was approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
12,109,436	80,984	21,235	0

Proposal 3 – Advisory Vote on Company’s Executive Compensation

The proposal to approve, on a non-binding advisory basis, the executive compensation of the Company’s named executive officers was not approved based upon the following vote:

For	Against	Abstain	Broker Non-Votes
4,824,320	6,414,346	966,237	6,751

Proposal 4 – Shareholder Proposal – Repeal Certain Provisions of, or Amendments to, Bylaws

The proposal to repeal each provision of, or amendment to, the Company’s bylaws adopted without the approval of the Company’s stockholders subsequent to December 22, 2016, and up to and including the conclusion of the Annual Meeting was approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
7,749,527	4,037,034	418,342	6,751

However, no provisions or amendments to the Company’s bylaws have been adopted subsequent to December 22, 2016. As a result, the approval of the proposal has no effect, and the Company’s bylaws remain unchanged.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DESTINATION MATERNITY CORPORATION (Registrant)

	By:	/s/ David Stern
Name: David Stern
Title: Executive Vice President & Chief Financial Officer
Date: May 25, 2018